American Strategic Income Portfolio III - 1997 Annual Report

1997 Annual Report


AMERICAN
STRATEGIC
INCOME
PORTFOLIO III




[LOGO]

[LOGO]

CONTENTS


Average Annualized Total Returns.....1

Portfolio Managers' Letter...........2

Financial Statements and Notes.......7

Investments in Securities...........20

Independent Auditors' Report........26

Federal Tax Information.............27

Shareholder Update..................28

Glossary***.........................34


***This report includes a glossary to help you understand financial terms used in the portfolio managers' letter. When you see this symbol, it indicates a word that is defined in the glossary.


AMERICAN STRATEGIC INCOME PORTFOLIO III
---------------------------------------

PRIMARY INVESTMENTS
Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, mortgage-backed securities and mortgage servicing rights. The fund may borrow, including through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE
High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS
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Based on net asset value for the periods ended May 31, 1997
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[EDGAR REPRESENTATION OF CHART]

                                                                       SINCE
                                                         ONE   THREE  INCEPTION
                                                        YEAR   YEAR    3/25/93
                                                        -----  -----  ---------
AMERICAN STRATEGIC INCOME PORTFOLIO III................ 7.43%  8.53%    5.73%
Lehman Brothers Mutual Fund Gov't/Mortgage Index....... 8.21%  7.85%    5.96%


The average annualized total return figures for American Strategic Income Portfolio III are based on the change in its net asset value (NAV), assume all distributions were reinvested and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, three-year and since inception periods ended May 31, 1997, were 19.18%, 6.27% and 2.78%, respectively. These figures also assume reinvested distributions and do not reflect sales charges.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return figures.

The since inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 1997.


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            1997 Annual Report   1   American Strategic Income Portfolio III

PORTFOLIO MANAGERS' LETTER
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[PHOTO]
JOHN WENKER
is primarily responsible for the management of American Strategic Income Portfolio III. He has 11 years of financial experience.
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July 18, 1997
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DEAR SHAREHOLDERS:

FOR THE YEAR ENDED MAY 31, 1997, AMERICAN STRATEGIC INCOME PORTFOLIO III HAD A NET ASSET VALUE TOTAL RETURN OF 7.43%.* This compares to an 8.21% return for the fund's benchmark,*** the Lehman Brothers Mutual Fund Government/Mortgage Index. The fund's total return based on market price was 19.18% for the year, and it continued to trade at a discount*** to net asset value (NAV), with a market price of $11.13 and an NAV of $12.12 per share as of May 31.

WE ATTRIBUTE THE FUND'S NET ASSET VALUE UNDERPERFORMANCE TO A LOWER PRICE SENSITIVITY IN WHOLE LOANS AND AN EMPHASIS ON SHORT-TERM TREASURY SECURITIES. The whole loans in the portfolio are generally less sensitive to interest rate changes than securities in the fund's benchmark. So when interest rates fall, as they did during the year, these loans tend not to go up in value as much as the benchmark index. In addition, during a declining interest rate

* All returns include reinvested distributions, but not sales charges. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.
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PORTFOLIO COMPOSITION
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As a percentage of total assets on May 31, 1997

[EDGAR REPRESENTATION OF CHART]

Multifamily Loans.....................................................  30%
U.S. Agency Fixed Rate Mortgage-Backed Securities......................  1%
U.S. Treasury Securities..............................................  20%
Commercial Loans.......................................................  6%
Real Estate Owned......................................................  1%
Other Assets...........................................................  2%
Short-Term Securities..................................................  2%
Single Family Loans...................................................  38%


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            1997 Annual Report   2     American Strategic Income Portfolio III

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[PHOTO]
DAVID STEELE
assists with the management of American Strategic Income Portfolio III. He has 18 years of financial experience.
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environment, short-term securities generally do not go up in value as much as long-term issues.

ALTHOUGH THE FUND'S PERFORMANCE SLIGHTLY LAGGED ITS BENCHMARK, WE ARE PLEASED THAT WE HAVE MET OUR GOAL TO KEEP THE FUND'S DIVIDEND STEADY. One year ago, the fund's dividend was reduced. At that time, we set a goal of maintaining the dividend at 8.25 cents per share for 12 months, which we have done. The loans in the fund's portfolio have provided high relative income for the fund over the past year. The fund also continues to maintain a dividend reserve.

DURING THE REPORTING PERIOD, PREPAYMENT LEVELS REMAINED STABLE. We were somewhat concerned about prepayments at the end of 1996, and indicated to shareholders at that time that borrowers prepaying on their mortgages due to a lower interest rate environment may force the fund to reinvest at lower rates and ultimately decrease the fund's income. To date, the higher level of

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GEOGRAPHICAL DISTRIBUTION
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We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans and real estate owned as of May 31, 1997. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

[EDGAR REPRESENTATION OF MAP]

Arizona................................................  5%
Oregon.................................................  2%
California............................................. 13%
Connecticut............................................  2%
Delaware...............................................  1%
Florida................................................  8%
Georgia................................................  1%
Illinois...............................................  1%
Louisiana..............................................  1%
Massachusetts..........................................  2%
Minnesota..............................................  7%
Montana................................................  1%
Nevada.................................................  5%
New Jersey.............................................  5%
New Mexico.............................................  1%
New York...............................................  5%
North Carolina.........................................  1%
North Dakota...........................................  1%
Ohio...................................................  2%
Oklahoma...............................................  8%
Pennsylvania...........................................  1%
Utah...................................................  3%
Colorado...............................................  5%
Texas.................................................. 13%
Tennessee..............................................  2%


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             1997 Annual Report   3   American Strategic Income Portfolio III

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[PHOTO]
RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio III. He has 11 years of financial experience.
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prepayments has not materialized, and we have continued to add mortgages at historically attractive interest rates. However, prepayment risk*** remains a concern in the current lower interest rate environment.

IN OUR LAST REPORT TO YOU, WE SAID WE ANTICIPATED INCREASING THE FUND'S HOLDINGS IN COMMERCIAL LOANS,*** AND WE HAVE DONE SO. Commercial loans are currently available at attractive prices compared to single family and multifamily loans. The market for multifamily and commercial loans is approximately $1 trillion in size, providing us with a large number of loans to search through for the credit quality, price and yield we want for the fund. (For more information about the specific risks associated with mortgage loans, see the glossary at the back of this report.)

ALTHOUGH WE CONDUCT EXTENSIVE RISK ANALYSIS ON LOANS WE PURCHASE, DELINQUENT*** LOANS AND CREDIT LOSSES ARE INHERENT RISKS IN THE FUND. As of May 31, the fund held approximately 2,700 single family loans on properties with an average principal balance remaining of approximately $62,000. The chart below shows the percentage of those single family loans in delinquency. On the same date, we had 47 multifamily loans with an average principal balance of approximately $2,634,000 and 11 commercial loans with an


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DELINQUENT LOAN PROFILE
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The chart below shows what percentage of single family loans* in the portfolio are 30, 60, 90 or 120 days delinquent as of May 31, 1997, based on principal amounts outstanding.

   Current                              84.6%
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   30 Days                               5.4%
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   60 Days                               2.8%
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   90 Days                               1.3%
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   120+ Days                             5.9%
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* As of May 31, 1997, there were no multifamily or commercial loans delinquent.


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        1997 Annual Report   4    American Strategic Income Portfolio III

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average principal balance of approximately $2,408,000. There were no multifamily or commercial loans delinquent. Since the fund's inception, we have kept principal losses due to foreclosure to 4 cents per share on single family loans. There have been no realized foreclosure losses to the fund from its investments in multifamily or commercial loans.

THE FUND CONTINUES TO BORROW THROUGH REVERSE REPURCHASE AGREEMENTS*** AND INVEST THE PROCEEDS IN TREASURY SECURITIES AND NEW MORTGAGE LOANS. The Treasuries and mortgage loans act as collateral for the reverse repurchase agreements. The amount of reverse repurchase agreements was equal to 20% of the fund's total assets as of May 31. It is important to note that borrowing can potentially increase the fund's earnings, but it can also increase the fund's net asset value volatility. We attempt to moderate this potential volatility by purchasing short- to medium-term Treasuries.

IN THE COMING MONTHS, WE ANTICIPATE MODERATE ECONOMIC GROWTH, WITH INFLATION REMAINING FAIRLY WELL CONTAINED. We believe the mortgage portfolio will continue to perform well in this type of environment, and we continue to watch for opportunities to add high-quality loans to the fund's holdings. In addition to focusing on the details of individual loan purchases, we remain vigilant for changes in the broader real estate market environment. Real estate markets are cyclical in nature. Since the fund's inception, it has been a favorable time to be active in real estate. We believe that, in general, the real estate markets are in equilibrium, and that this situation could exist for some time. It is too soon to tell whether increased competition for real estate investments will lead to relaxed underwriting standards and oversupply of new properties.


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          1997 Annual Report   5   American Strategic Income Portfolio III

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ON FEBRUARY 28, 1997, THE COURT GRANTED PRELIMINARY APPROVAL OF THE SETTLEMENT AGREEMENT IN THE CLASS ACTION LAWSUIT AGAINST THE FUND, AND A FINAL ORDER OF JUDGMENT IS NOW UNDER ADVISEMENT. In addition to cash payments over the next four years, the settlement includes an offer by the fund to repurchase up to 10% of its outstanding shares at net asset value. Class members will receive notices regarding this offer within 45 days of the effective date of the settlement. A repurchase fee of approximately 1 to 2 cents per share will be charged on all shares that are repurchased. This fee will be paid to the fund and used to pay for repurchase offer costs, which include legal, printing, mailing and other miscellaneous expenses.

Thank you for your investment in American Strategic Income Portfolio III. We look forward to continuing our relationship with you and helping you meet your investment goals.


Sincerely,


/s/John Wenker


John Wenker
Portfolio Manager



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      1997 Annual Report      6     American Strategic Income Portfolio III

Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  May 31, 1997
 ..................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $8,318,000) .........     $399,221,578
Real estate owned (identified cost: $3,526,033) (note 2) ...        3,086,379
Cash in bank on demand deposit .............................          959,442
Accrued interest receivable ................................        4,873,531
Other assets ...............................................          273,045
                                                              ------------------
  Total assets .............................................      408,413,975
                                                              ------------------

LIABILITIES:
Reverse repurchase agreements payable ......................       83,500,000
Accrued investment management fee ..........................          172,183
Accrued administrative fee .................................           54,976
Accrued interest ...........................................          410,922
Other accrued expenses .....................................           94,921
                                                              ------------------
  Total liabilities ........................................       84,233,002
                                                              ------------------
  Net assets applicable to outstanding capital stock .......     $324,180,973
                                                              ------------------
                                                              ------------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............     $378,155,153
Undistributed net investment income ........................        3,006,656
Accumulated net realized loss on investments ...............      (58,399,180)
Unrealized appreciation of investments .....................        1,418,344
                                                              ------------------

  Total - representing net assets applicable to capital
    stock ..................................................     $324,180,973
                                                              ------------------
                                                              ------------------

* Investments in securities at identified cost .............     $397,363,580
                                                              ------------------
                                                              ------------------

NET ASSET VALUE AND MARKET PRICE:
Net assets .................................................     $324,180,973
Shares outstanding .........................................       26,742,546
Net asset value ............................................     $      12.12
Market price ...............................................     $      11.13

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         1997 Annual Report  7  American Strategic Income Portfolio III

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STATEMENT OF OPERATIONS  For the Year Ended May 31, 1997
 ..................................................................

INCOME:
Interest (net of interest expense of $3,783,857) ...........     $ 30,766,019
                                                              ------------------
Rental income from real estate owned (note 2) ..............          251,844
                                                              ------------------

  Total income .............................................       31,017,863
                                                              ------------------

EXPENSES (NOTE 3):
Investment management fee ..................................        2,028,391
Administrative fee .........................................          648,926
Custodian and accounting fees ..............................          216,750
Transfer agent fees ........................................           11,118
Reports to shareholders ....................................           71,328
Mortgage servicing fees ....................................          954,722
Directors' fees ............................................           13,343
Audit and legal fees .......................................           62,041
Operating expenses on real estate owned (note 2) ...........          249,959
Other expenses .............................................           92,066
                                                              ------------------
  Total expenses ...........................................        4,348,644
    Less expenses paid indirectly ..........................          (11,300)
                                                              ------------------

  Total net expenses .......................................        4,337,344
                                                              ------------------

  Net investment income ....................................       26,680,519
                                                              ------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized loss on investments in securities .............         (462,473)
Net realized loss on closed or expired option contracts
  written ..................................................         (526,858)
                                                              ------------------

  Net realized loss on investments .........................         (989,331)
Net change in unrealized appreciation or depreciation of
  investments ..............................................       (2,268,134)
                                                              ------------------

  Net loss on investments ..................................       (3,257,465)
                                                              ------------------

    Net increase in net assets resulting from operations ...     $ 23,423,054
                                                              ------------------
                                                              ------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         1997 Annual Report  8  American Strategic Income Portfolio III

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STATEMENT OF CASH FLOWS  For the Year Ended May 31, 1997
 ..................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Income .....................................................     $31,017,863
Net expenses ...............................................      (4,337,344)
                                                              -----------------
  Net investment income ....................................      26,680,519
                                                              -----------------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable and principal
    receivable on mortgage securities ......................      (1,143,891)
  Net amortization of bond discount and premium ............        (295,726)
  Change in accrued fees and expenses ......................         147,517
  Change in other assets ...................................        (273,045)
                                                              -----------------
    Total adjustments ......................................      (1,565,145)
                                                              -----------------

    Net cash provided by operating activities ..............      25,115,374
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................     180,713,357
Purchases of investments ...................................    (175,836,799)
Net purchases of short-term securities .....................      (6,893,000)
                                                              -----------------

    Net cash used by investing activities ..................      (2,016,442)
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements ............       2,500,000
Distributions paid to shareholders .........................     (26,842,831)
                                                              -----------------

    Net cash used by financing activities ..................     (24,342,831)
                                                              -----------------
Net decrease in cash .......................................      (1,243,899)
Cash at beginning of year ..................................       2,203,341
                                                              -----------------

    Cash at end of year ....................................     $   959,442
                                                              -----------------
                                                              -----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements .............................................     $ 3,725,912
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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         1997 Annual Report  9  American Strategic Income Portfolio III

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STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                 YEAR ENDED          YEAR ENDED
                                                                   5/31/97             5/31/96
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $26,680,519         $26,475,079
Net realized loss on investments ...........................        (989,331)         (1,456,249)
Net change in unrealized appreciation or depreciation of
  investments ..............................................      (2,268,134)          1,032,738
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations .....      23,423,054          26,051,568
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................     (26,842,831)        (33,239,613)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS (NOTE 5):
Decrease in net assets from capital share transactions .....              --          (3,576,221)
                                                              -----------------   -----------------
  Total decrease in net assets .............................      (3,419,777)        (10,764,266)

Net assets at beginning of year ............................     327,600,750         338,365,016
                                                              -----------------   -----------------

Net assets at end of year ..................................     $324,180,973        $327,600,750
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income ........................     $ 3,006,656         $ 3,168,968
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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        1997 Annual Report  10  American Strategic Income Portfolio III

        Notes to Financial Statements
----------------------------------------

(1) ORGANIZATION
 ................................
               American Strategic Income Portfolio Inc. III (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may purchase securities through the dollar-roll program. In addition, the fund may borrow through the use of reverse repurchase agreements. Fund shares are listed on the New York Stock Exchange under the symbol CSP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if Piper Capital Management Incorporated believes such quotations or valuations are inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

               The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market. These investments are initially valued at cost and their values are

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        1997 Annual Report  11  American Strategic Income Portfolio III

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               subsequently monitored and adjusted pursuant to a pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record theron, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record theron. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

               Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                  WHOLE LOANS AND PARTICIPATION MORTGAGES
               Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to

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        1997 Annual Report  12  American Strategic Income Portfolio III

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               unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

               At May 31, 1997, loans representing 4.9% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 10.0% of total single family principal outstanding at May 31, 1997. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss.

               Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund, may incur expenses associated with maintaining any real estate owned. On May 31, 1997, the fund owned 20 homes with an aggregate value of $1,336,379 and one apartment building with a value of $1,750,000, or 0.95% of net assets in the aggregate. The fund recognized net realized losses of $526,858, or $0.02 per share, on real estate sold during the year ended May 31, 1997.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset

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        1997 Annual Report  13  American Strategic Income Portfolio III

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               value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 1997, the fund had no outstanding when-issued or forward commitments.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage dollar rolls in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended May 31, 1997, the fund earned no such fees.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund

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        1997 Annual Report  14  American Strategic Income Portfolio III

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               shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................
                  INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and the administrator):

               The investment advisory agreement provides the adviser with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during

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        1997 Annual Report  15  American Strategic Income Portfolio III

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               the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the year ended May 31, 1997, the effective investment management fee incurred by the fund was 0.63%. For its fee, the adviser provides investment advice and conducts the management and investment activity of the fund.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide regulatory, reporting and record-keeping services for the fund.

                  MORTGAGE SERVICING FEES
               The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                  OTHER FEES AND EXPENSES
               In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

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        1997 Annual Report  16  American Strategic Income Portfolio III

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(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities for the year ended May 31, 1997, aggregated $176,132,525 and $180,713,357, respectively. Included in proceeds from sales are $3,120,311 from sales of real estate owned.

(5) CAPITAL SHARE
    TRANSACTIONS
 ................................
               Capital share transactions for the fund were as follows:

                                                     YEAR ENDED                 YEAR ENDED
                                                    MAY 31, 1997               MAY 31, 1996
                                                 -------------------     -------------------------
                                                 SHARES      AMOUNT       SHARES         AMOUNT
                                                 -------     -------     --------     ------------
Authorized one billion shares of $0.01 par
  value:
  Payments for retirement of shares .........         --          --      326,200     $ (3,576,221)

(6) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers at May 31, 1997, which, if not offset by subsequent capital gains, will expire as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                                 CAPITAL LOSS
                                                   CARRYOVER       EXPIRATION DATE
                                                 -------------     ----------------
                                                 $  22,404,381                2003
                                                    34,420,675                2004
                                                       871,623                2005
                                                     1,167,977                2006
                                                 -------------
                                                 $  58,864,656
                                                 -------------
                                                 -------------

(7) PENDING
    LITIGATION
 ................................
               An amended complaint purporting to be a class action was filed on September 7, 1995, in the United States District Court for the Western District of Washington against the fund, seven other closed-end investment companies for which Piper Capital Management Incorporated acts as investment adviser, Piper Jaffray

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        1997 Annual Report  17  American Strategic Income Portfolio III

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               Companies Inc., Piper Jaffray Inc., Piper Capital Management Incorporated and certain individuals. The named plaintiffs and defendants have executed a settlement agreement which the Court has preliminarily approved. If approved by a sufficiently large percentage of the class and granted final approval by the Court, the settlement agreement will provide $15.5 million to class members in payments by Piper Jaffray Companies Inc. and Piper Capital Management Incorporated scheduled during the next four years. The settlement also includes an agreement that CSP will offer to repurchase up to 10 percent of its outstanding shares from current shareholders at net asset value. The repurchase offer will occur after the effective date of the settlement following final Court approval.

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        1997 Annual Report  18  American Strategic Income Portfolio III

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(8) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                  Year        Year        Year        Year       Period
                                                  Ended       Ended       Ended       Ended       Ended
                                                 5/31/97     5/31/96     5/31/95     5/31/94     5/31/93(f)
                                                 -------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........    $12.25      $12.50      $12.61      $14.04      $14.07
                                                 -------     -------     -------     -------     -------
Operations:
  Net investment income .....................      1.00        0.99        1.18        1.37        0.19
  Net realized and unrealized losses on
    investments                                   (0.13)         --       (0.01)      (1.52)      (0.11)
                                                 -------     -------     -------     -------     -------
    Total from operations ...................      0.87        0.99        1.17       (0.15)       0.08
                                                 -------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ................     (1.00)      (1.24)      (1.28)      (1.07)      (0.11)
  In excess of net realized gains on
    investments .............................        --          --          --       (0.21)         --
                                                 -------     -------     -------     -------     -------
    Total distributions to shareholders .....     (1.00)      (1.24)      (1.28)      (1.28)      (0.11)
                                                 -------     -------     -------     -------     -------
Net asset value, end of period ..............    $12.12      $12.25      $12.50      $12.61      $14.04
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
Per-share market value, end of period .......    $11.13      $10.25      $11.13      $12.75      $15.38
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
SELECTED INFORMATION
Total return, net asset value (a) ...........      7.43%       8.17%      10.03%      (1.78)%      0.54%
Total return, market value (b) ..............     19.18%       3.20%      (2.42)%     (9.52)%      3.23%
Net assets at end of period (in millions) ...    $  324      $  328      $  338      $  346      $  384
Ratio of expenses to average weekly net
  assets (c) .                                     1.34%       1.29%       1.29%       1.19%       1.01%(g)
Ratio of expenses to average weekly net
  assets including interest expense (c) .....      3.84%       2.66%       3.55%       2.13%       1.06%(g)
Ratio of net investment income to average
  weekly net assets .........................      8.22%       7.92%       9.48%       9.57%       7.46%(g)
Portfolio turnover rate (excluding short-term
  securities) ...............................        46%        121%         49%        155%          2%
Amount of borrowings outstanding at end of
  period (in millions) (d) ..................    $   84      $   81      $   75      $  159      $   15
Per-share amount of borrowings outstanding at
  end of period .............................    $ 3.12      $ 3.03      $ 2.77      $ 5.79      $ 0.55
Per-share amount of net assets, excluding
  borrowings, at end of period ..............    $15.24      $15.28      $15.27      $18.40      $14.59
Asset coverage ratio (e) ....................       488%        504%        551%        317%      2,659%

(A) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(B) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) INCLUDES 0.02%, 0.09%, AND 0.06% FROM FEDERAL EXCISE TAXES IN FISCAL YEARS 1996, 1995 AND 1994, RESPECTIVELY. FISCAL 1997 RATIO INCLUDES 0.08% OF OPERATING EXPENSES ASSOCIATED WITH REAL ESTATE OWNED.
(D) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID ASSETS ARE SEGREGATED ARE NOT CONSIDERED BORROWINGS. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(E) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(F)  COMMENCEMENT OF OPERATIONS WAS MARCH 25, 1993.
(G)  ANNUALIZED.

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        1997 Annual Report  19  American Strategic Income Portfolio III

Investments in Securities
---------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO III                            May 31, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (26.2%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (1.3%):
    FIXED RATE (1.3%):
      6.50%, FNMA, 1/1/11 ...............................  $ 4,519,985      $  4,416,748
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (24.9%):
      6.13%, U. S. Treasury Note, 7/31/00 ...............   81,250,000(b)     80,705,625
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $85,039,882)  ..........................                     85,122,373
                                                                            ------------

PRIVATE MORTGAGE-BACKED SECURITIES (E) (0.0%):
  FIXED RATE (0.0%):
      0.00%, First Gibralter, Series 1992-MM, Class B,
        10/25/21
        (cost: $770,240) ................................    2,176,838(f)         21,769
                                                                            ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (C,D,E) (94.3%):
  COMMERCIAL LOANS (8.2%):
      Airport Plaza Offices, 8.88%, 5/1/01 ..............      742,203           743,197
      Commerce Center, 8.88%, 5/1/01 ....................    1,929,727         1,932,313
      Disco Print Warehouse, 8.90%, 2/1/04 ..............    1,368,758         1,368,457
      John Brown Office Building, 8.90%, 6/1/03 .........    4,086,316         4,065,413
      Merrill Lynch / Northern Trust Building, 9.05%,
        6/1/03 ..........................................    3,778,747         3,781,664
      North Austin Business Center, 9.15%, 5/1/07 .......    3,100,000         3,114,946
      Pacific Shores Mobile Home Park II, 11.12%,
        10/1/06 .........................................    2,975,449         3,079,589
      Parkside Office Building, 8.30%, 12/1/01 ..........    1,718,019         1,668,170
      Paseo Verde Plaza, 8.63%, 5/1/01 ..................    1,829,975         1,809,344
      PMG Plaza, 9.05%, 4/1/04 ..........................    2,600,000         2,600,959
      Turf Manor, 8.25%, 1/1/06 .........................    2,361,856         2,293,457
                                                                            ------------
                                                                              26,457,509
                                                                            ------------

  MULTIFAMILY LOANS (38.2%):
      Ambassador House Apartments, 10.13%, 12/1/01 ......    2,367,504         2,450,367
      Berryhill Apartments, 9.06%, 9/1/01 ...............    1,572,250         1,356,557
      Boardwalk Apartments, 9.00%, 9/1/01 ...............    4,731,424         4,810,844
      Briarwood Apartments, 10.24%, 12/1/01 .............      986,772         1,021,309
      Champlin Drive Apartments, 10.00%, 7/15/08 ........    2,197,358         1,627,808
      Concord Apartments, 8.69%, 5/1/01 .................    2,060,128         2,132,232
      Crestridge Apartments, 8.00%, 1/1/03 ..............    1,819,419         1,774,303

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

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        1997 Annual Report  20  American Strategic Income Portfolio III

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AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      El Camino Apartments, 10.65%, 2/1/02 ..............  $ 4,746,262      $  4,858,986
      El Toro Blanco Apartments, 10.05%, 1/1/02 .........    1,332,916         1,379,568
      Essex II, 10.00%, 8/1/08 ..........................    2,050,868         1,716,056
      Everhard Road Apartments, 9.31%, 9/1/01 ...........      486,122           503,136
      Falls Apartments, 9.88%, 7/1/03 ...................    3,901,295         3,901,295
      Faronia Square Apartments, 10.40%, 1/1/02 .........    3,555,747         3,680,198
      Geneva Village Apartments, 9.50%, 11/1/04 .........    1,326,553         1,369,630
      Harpers Ferry Apartments, 10.56%, 12/1/01 .........    1,817,207         1,880,809
      Heritage Park Apartments, 9.00%, 2/1/04 ...........    1,946,508         1,975,923
      Huntington Hills Apartments, 8.75%, 11/1/05 .......    1,370,917         1,383,463
      Jeanne Manor Apartments, 10.32%, 8/1/01 ...........    1,559,639         1,614,226
      Johanson Arms Apartments, 9.35%, 6/1/04 ...........    2,039,596         1,864,520
      Johnson/Wilson Apartments, 10.00%, 9/1/18 .........      789,074           816,691
      Karrington of Bexley Apartments, 9.42%, 11/1/01 ...    3,937,258         4,075,062
      Kingstown Colony Apartments, 9.98%, 11/1/01 .......    1,773,895         1,835,982
      Lake Conway Woods, 9.55%, 8/1/01 ..................    2,953,142         3,028,816
      Maple Village Apartments, 9.50%, 11/1/04 ..........    1,386,227         1,431,242
      Mapleview Apartments, 9.63%, 5/1/02 ...............    3,704,822         3,834,491
      Meadowview Apartments, 9.50%, 11/1/04 .............      983,669         1,015,612
      Meridian Pointe Apartments, 8.85%, 2/1/12 .........    1,200,000         1,202,561
      Mission Village Apartments, 8.94%, 9/1/01 .........    2,190,966         2,251,446
      Oak Grove Apartments, 10.05%, 12/2/01 .............      893,525           924,798
      Ocean Cove Apartments, 9.44%, 10/1/04 .............    3,050,106         3,156,859
      Palm Court Apartments, 10.00%, 9/1/98 .............    6,845,038         7,038,883
      Parkway Village Apartments, 9.50%, 11/1/04 ........      954,752           985,756
      Quail Lakes Apartments, 8.95%, 11/1/03 ............    8,974,789         9,133,646
      Regency Manor Apartments, 10.30%, 1/1/00 ..........    5,260,954         4,215,822
      Riverbrook Apartments, 10.38%, 1/1/02 .............    2,055,075         2,127,003
      Rose Park Apartments, 9.50%, 11/1/04 ..............      849,401           876,983
      Shelter Island Apartments, 10.00%, 10/1/01 ........   12,804,911        13,253,083
      Southlake Villa Apartments, 9.50%, 11/1/04 ........    1,376,020         1,420,703
      St. Doris Apartments, 9.94%, 12/1/01 ..............    2,391,582         2,475,287
      The Timbers Apartments, 8.31%, 6/1/99 .............    2,694,676         2,763,597
      Timberlea Terrace Apartments, 10.00%, 11/1/08 .....      880,636           616,445
      Twin Lakes Apartments, 9.80%, 11/1/01 .............    3,204,883         3,317,054
      Valley Manor Apartments, 8.45%, 11/1/02 ...........    3,364,798         3,339,199
      Victoria Gardens Apartments, 9.06%, 9/1/01 ........    1,375,719         1,423,869
      Village Green Apartments, 10.00%, 8/1/08 ..........      927,773           865,326
      Westree Apartments, 10.00%, 9/1/03 ................    3,262,824         3,377,023

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

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        1997 Annual Report  21  American Strategic Income Portfolio III

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AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Winchester House Apartments, 8.17%, 2/1/03 ........  $ 1,822,305      $  1,797,553
                                                                            ------------
                                                                             123,902,022
                                                                            ------------

  SINGLE FAMILY LOANS (47.9%):
      Arbor, 9.27%, 8/16/17 .............................    4,836,094         4,836,094
      Barclays, 8.79%, 6/7/25 ...........................    2,767,951         2,518,094
      Bayview Financial, 7.01%, 2/21/20 .................    1,118,093         1,049,389
      Delaware II, 8.71%, 11/27/07 ......................    7,826,317         7,666,452
      Fairbanks IV, 7.93%, 4/3/19 .......................    3,156,359         2,717,070
      Federal Mortgage, 8.31%, 12/15/20 .................    3,748,307         3,323,084
      First Boston II, 9.58%, 7/31/09 ...................    3,049,398         2,928,140
      First Boston III, 9.03%, 2/1/13 ...................    3,737,013         3,453,683
      First Boston IV, 9.24%, 3/1/12 ....................    3,177,669         3,075,968
      First Boston V, 8.35%, 5/26/16 ....................    3,113,103         3,040,385
      Greenwich, 9.27%, 4/16/05 .........................    2,656,177         2,624,332
      Kidder Peabody I, 9.98%, 9/1/10 ...................    5,029,459         4,902,563
      Kidder Peabody II, 10.15%, 5/1/13 .................    1,202,920         1,190,881
      Knutson III, 9.20%, 4/1/15 ........................    1,667,128         1,687,368
      Maryland National, 9.54%, 9/1/19 ..................    1,842,041         1,742,529
      Meridian IV, 8.31%, 8/16/16 .......................    8,114,573         7,806,911
      Meridian V, 8.22%, 10/6/17 ........................    5,356,680         5,269,023
      Minneapolis Employees Retirement Fund, 8.47%,
        2/10/14 .........................................    5,128,536         4,906,907
      Mortgage Access, 9.25%, 9/30/19 ...................    1,073,308         1,005,638
      Nomura, 9.99%, 12/16/23 ...........................   34,141,864(b)     33,849,573
      Nomura III, 8.45%, 12/29/17 .......................   19,389,118        17,707,932
      Norwest II, 7.77%, 11/27/22 .......................    8,109,755         7,616,578
      Norwest IV, 8.29%, 2/23/25 ........................    7,948,683         7,654,834
      Norwest VI, 8.32%, 3/6/26 .........................    9,010,104         8,688,599
      Norwest VII, 8.09%, 7/24/25 .......................    8,448,886         8,159,492
      President Homes 93-6C, Sales Inventory, 9.13%,
        8/1/23 ..........................................      109,508           108,283
      President Homes 93-6E, Sales Inventory, 9.07%,
        11/1/22 .........................................      170,605           173,333
      President Homes 94-1B, Sales Inventory, 8.93%,
        11/18/23 ........................................      188,764           192,143
      Sears Mortgage, 8.09%, 10/1/17 ....................      921,419           875,951
      Shearson Lehman, 9.48%, 6/1/17 ....................    4,074,239         4,081,688
      The Crossings, 10.75%, 10/1/11 ....................      531,057           546,988
                                                                            ------------
                                                                             155,399,905
                                                                            ------------

        Total Whole Loans and Participation Mortgages
          (cost: $303,235,458)  .........................                    305,759,436
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

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        1997 Annual Report  22  American Strategic Income Portfolio III

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AMERICAN STRATEGIC INCOME PORTFOLIO III
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
SHORT-TERM SECURITIES (2.6%):
      Repurchase agreement with Goldman Sachs, acquired
        on 5/30/97, interest of $3,847, 5.55%, 6/2/97
        (cost: $8,318,000) ..............................  $ 8,318,000(g)   $  8,318,000
                                                                            ------------

        Total Investments in Securities
          (cost: $397,363,580) (h)  .....................                   $399,221,578
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) ON MAY 31, 1997, SECURITIES VALUED AT $88,432,778 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                             NAME OF BROKER
              ACQUISITION                        ACCRUED     AND DESCRIPTION
   AMOUNT        DATE       RATE*       DUE     INTEREST      OF COLLATERAL
------------  ----------  ---------  ---------  ---------  -------------------
$ 76,000,000    5/1/97        5.64%   6/2/97    $ 368,943              (1)
   7,500,000    5/1/97        6.50%   6/2/97       41,979              (2)
------------                                    ---------
$ 83,500,000                                    $ 410,922
------------                                    ---------
------------                                    ---------

* INTEREST RATE AS OF MAY 31, 1997. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.
NAME OF BROKER AND DESCRIPTION OF COLLATERAL
         (1) NOMURA; U.S. TREASURY NOTE, 6.13%, 7/31/00, $75,850,000 PAR
         (2) NOMURA; NOMURA, 9.48%, 12/16/23, $17,157,222 PAR
(C) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON MAY 31, 1997. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 1997.
(D) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

COMMERCIAL LOANS:
         AIRPORT PLAZA OFFICES - ALBUQUERQUE, NM
         COMMERCE CENTER - ALBUQUERQUE, NM
         DISCO PRINT WAREHOUSE - SUGARLAND, TX
         JOHN BROWN OFFICE BUILDING - HOUSTON, TX
         MERRILL LYNCH/NORTHERN TRUST BUILDING - FORT LAUDERDALE, FL NORTH AUSTIN BUSINESS CENTER- AUSTIN, TX
         PACIFIC SHORES MOBILE HOME PARK II - NEWPORT, OR
         PARKSIDE OFFICE BUILDING- SAN ANTONIO, TX
         PASEO VERDE PLAZA - PHOENIX, AZ
         PMG PLAZA - FORT LAUDERDALE, FL
         TURF MANOR - PHOENIX, AZ

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        1997 Annual Report  23  American Strategic Income Portfolio III

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MULTIFAMILY LOANS:
         AMBASSADOR HOUSE APARTMENTS - OKLAHOMA CITY, OK
         BERRYHILL APARTMENTS - OREGON CITY, OR
         BOARDWALK APARTMENTS - OKLAHOMA CITY, OK
         BRIARWOOD APARTMENTS - GREELEY, CO
         CHAMPLIN DRIVE APARTMENTS - CHAMPLIN, MN
         CONCORD APARTMENTS - MIDWEST CITY, OK
         CRESTRIDGE APARTMENTS - KNOXVILLE, TN
         EL CAMINO APARTMENTS - PHOENIX, AZ
         EL TORO BLANCO APARTMENTS - COLORADO SPRINGS, CO
         ESSEX II - ROCHESTER, MN
         EVERHARD ROAD APARTMENTS - NORTH CANTON, OH
         FALLS APARTMENTS - COLORADO SPRINGS, CO
         FARONIA SQUARE APARTMENTS - MEMPHIS, TN
         GENEVA VILLAGE APARTMENTS - WEST JORDAN, UT
         HARPER'S FERRY APARTMENTS - LAFAYETTE, LA
         HERITAGE PARK APARTMENTS - LIVERPOOL, NY
         HUNTINGTON HILLS APARTMENTS - MANKATO, MN
         JEANNE MANOR APARTMENTS - PORTLAND, OR
         JOHANSON ARMS APARTMENTS - KINGSBURG, CA
         JOHNSON/WILSON APARTMENTS - ST. PAUL, MN
         KARRINGTON OF BEXLEY APARTMENTS - BEXLEY, OH
         KINGSTOWN COLONY APARTMENTS - MARYVILLE, TN
         LAKE CONWAY WOODS - ORLANDO, FL
         MAPLE VILLAGE APARTMENTS - AMERICAN FORK, UT
         MAPLEVIEW APARTMENTS - MERCHANTVILLE, NJ
         MEADOWVIEW APARTMENTS - WEST JORDAN, UT
         MERIDIAN POINTE APARTMENTS - KALISPELL, MT
         MISSION VILLAGE APARTMENTS - TUCSON, AZ
         OAK GROVE APARTMENTS - MINNEAPOLIS, MN
         OCEAN COVE APARTMENTS - PINNELLAS CITY, FL
         PALM COURT APARTMENTS - LOS ANGELES, CA
         PARKWAY VILLAGE APARTMENTS - WEST JORDAN, UT
         QUAIL LAKES APARTMENTS - OKLAHOMA CITY, OK
         REGENCY MANOR APARTMENTS - GRAND ISLAND, NY
         RIVERBROOK APARTMENTS - TAMPA, FL
         ROSE PARK APARTMENTS - VERNAL, UT
         ST. DORIS APARTMENTS - GRAND FORKS, ND
         SHELTER ISLAND APARTMENTS - LAS VEGAS, NV
         SOUTHLAKE VILLA APARTMENTS - SALT LAKE CITY, UT
         THE TIMBERS APARTMENTS - HOUSTON, TX
         TIMBERLEA TERRACE APARTMENTS - WACONIA, MN
         TWIN LAKES APARTMENTS - WARR ACRES, OK
         VALLEY MANOR APARTMENTS - HASTINGS, MN
         VICTORIA GARDENS APARTMENTS - VICTORIA, TX
         VILLAGE GREEN APARTMENTS - FAIRBAULT, MN
         WESTREE APARTMENTS - COLORADO SPRINGS, CO
         WINCHESTER HOUSE APARTMENTS - VIRGINIA GARDENS, FL

SINGLE FAMILY LOANS:
         ARBOR - 56 LOANS, NEW YORK
         BARCLAYS - 18 LOANS, MIDWESTERN UNITED STATES
         BAYVIEW FINANCIAL - 11 LOANS, MARYLAND
         DELAWARE II - 206 LOANS, TEXAS
         FAIRBANKS IV - 34 LOANS, UNITED STATES
         FEDERAL MORTGAGE - 49 LOANS, CONNECTICUT
         FIRST BOSTON II - 81 LOANS, UNITED STATES, PRIMARILY IN TEXAS
         FIRST BOSTON III - 93 LOANS, TEXAS AND FLORIDA
         FIRST BOSTON IV - 83 LOANS, TEXAS, OKLAHOMA, AND MASSACHUSETTS

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        1997 Annual Report  24  American Strategic Income Portfolio III

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         FIRST BOSTON V - 36 LOANS, UNITED STATES
         GREENWICH - 31 LOANS, COLORADO
         KIDDER PEABODY I - 143 LOANS, UNITED STATES
         KIDDER PEABODY II - 15 LOANS, ARIZONA AND COLORADO
         KNUTSON III - 28 LOANS, UNITED STATES
         MARYLAND NATIONAL - 25 LOANS, UNITED STATES
         MERIDIAN IV - 109 LOANS, MIDWESTERN UNITED STATES
         MERIDIAN V - 74 LOANS, UNITED STATES
         MINNEAPOLIS EMPLOYEES RETIREMENT FUND - 136 LOANS, MINNESOTA
         MORTGAGE ACCESS - 7 LOANS, NEW JERSEY
         NOMURA - 794 LOANS, CALIFORNIA AND TEXAS
         NOMURA III - 277 LOANS, MIDWESTERN UNITED STATES
         NORWEST II - 69 LOANS, MIDWESTERN UNITED STATES
         NORWEST IV - 54 LOANS, MIDWESTERN UNITED STATES
         NORWEST VI - 51 LOANS, MIDWESTERN UNITED STATES
         NORWEST VII - 58 LOANS, MIDWESTERN UNITED STATES
         PRESIDENT HOMES, SALES INVENTORY - 4 LOANS, MIDWESTERN UNITED STATES
         SEARS MORTGAGE - 14 LOANS, MIDWESTERN UNITED STATES
         SHEARSON LEHMAN - 93 LOANS, UNITED STATES
         THE CROSSINGS - 10 LOANS, MINNESOTA
(E)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
     REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
     ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 1997, THE TOTAL
     MARKET VALUE OF THESE INVESTMENTS WAS $305,781,205 OR 94.3% OF TOTAL NET
     ASSETS.
(F)  BASED UPON ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS, INCOME IS
     CURRENTLY NOT BEING RECOGNIZED ON THIS SECURITY WITH AN AGGREGATE MARKET
     VALUE OF $21,769.
(G)  REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY
     U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS
     INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(H)  ON MAY 31, 1997, THE COST OF INVESTMENTS IN SECURITIES, INCLUDING REAL
     ESTATE OWNED, FOR FEDERAL INCOME TAX PURPOSES WAS $400,424,136. THE
     AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN
     SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  7,908,854
      GROSS UNREALIZED DEPRECIATION ......    (6,490,510)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  1,418,344
                                            ------------
                                            ------------

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        1997 Annual Report  25  American Strategic Income Portfolio III

Independent Auditors' Report
----------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN STRATEGIC INCOME PORTFOLIO INC. III:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Strategic Income Portfolio Inc. III as of May 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 1997, and the financial highlights presented in note 8 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. III as of May 31, 1997, and the results of its operations and cash flows, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
July 11, 1997

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        1997 Annual Report  26  American Strategic Income Portfolio III

        Federal Income Tax Information
----------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

                  INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                                      AMOUNT
---------------------------------------------    --------
June 26, 1996 ...............................    $ 0.0963
July 24, 1996 ...............................      0.0825
August 28, 1996 .............................      0.0825
September 25, 1996 ..........................      0.0825
October 23, 1996 ............................      0.0825
November 27, 1996 ...........................      0.0825
December 18, 1996 ...........................      0.0825
January 10, 1997 ............................      0.0825
February 26, 1997 ...........................      0.0825
March 26, 1997 ..............................      0.0825
April 23, 1997 ..............................      0.0825
May 28, 1997 ................................      0.0825
                                                 --------
    Total ...................................    $ 1.0038
                                                 --------
                                                 --------

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        1997 Annual Report  27  American Strategic Income Portfolio III

        Shareholder Update
----------------------------------------

                  CLARIFICATION OF CREDIT QUALITY CRITERIA
               The fund's board of directors has approved a clarification of the credit quality criteria that must be met by individual whole mortgage loans purchased for the fund.

               As you know, rather than focusing on traditional mortgage-backed securities, we make direct investments in single-family, multifamily (apartment) and/or commercial mortgage loans. We do this so we can pass along to investors the higher rates, or "spread", we may earn on these mortgage loans compared to traditional mortgage-backed securities. Unlike most mortgage-backed securities, however, these loans are not backed by any government guarantee or private credit enhancement and, as a result, are subject to greater credit risk. Credit risk is the risk that the borrower will default, or fail to make payments on the loan. We attempt to manage credit risk in the fund through the use of an extensive risk analysis process. Among other things, we review each loan's legal documents and the borrower's mortgage payment history; assess the local market and property value; and obtain a physical assessment of the property. In addition, for multifamily and commercial properties we perform a detailed inspection of each property; study competing properties in the area; interview property managers; and obtain engineering and environmental reports from experts. We also perform a significant financial analysis of each property.

               The fund's prospectus requires that each security in which the fund invests (other than certain corporate debt securities and subordinated derivative mortgage-backed securities) be rated A or higher by Standard & Poor's Ratings Group (S&P) or, if unrated, be determined by the fund's investment adviser to be of comparable quality. S&P has quantitative criteria for rating mortgage loans pooled to form A-rated mortgage-backed securities. Loans which we believe would be appropriate investments for the fund, and of suitable credit quality using our risk analysis process outlined above, may not always meet these quantitative criteria. Therefore, in order to avoid confusion as to whether S&P's

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        1997 Annual Report  28  American Strategic Income Portfolio III

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               quantitative rating criteria are applied to individual whole loans in which the fund invests, we have requested, and your fund's board of directors has approved, clarification that the rating requirements do not apply to individual whole loans in the fund. (Other mortgage-related securities in which the fund invests, with the exceptions noted above, will continue to be rated A or higher by S&P or determined to be of equivalent quality.)

               This clarification does not represent a change in our investment strategy. When selecting individual mortgage loan investments for the fund, we will continue to utilize the risk analysis process outlined above in an attempt to manage the credit risk inherent in these investments. In addition, we intend to maintain the fund's current S&P rating.

               Since inception, the fund has been rated AF by S&P's Ratings Group, which means the fund's investments have an overall credit quality of A. S&P does not evaluate the market risk (the risk of price volatility and a decline in value) of the fund when assigning a credit rating. S&P has also given the fund a market risk rating, which we cannot publish due to NASD regulations. This rating, and a definition of AF, are available by calling S&P at
               1 800 424-FUND.

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        1997 Annual Report  29  American Strategic Income Portfolio III

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                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 23, 1996. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               (1) The fund's shareholders elected the following directors:

                                                                  SHARES
                                                                 WITHHOLDING
                                                   SHARES        AUTHORITY
                                                 VOTED "FOR"     TO VOTE
                                                 -----------     --------
David T. Bennett ............................     24,241,939     847,169
Jaye F. Dyer ................................     24,251,663     837,445
William H. Ellis ............................     24,236,598     852,510
Karol D. Emmerich ...........................     24,262,642     826,466
Luella G. Goldberg ..........................     24,253,518     835,590
George Latimer ..............................     24,248,592     840,516

               (2) The fund's shareholders ratified the selection by a majority of the independent members of the fund's board of directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ended May 31, 1997. The following votes were cast regarding this matter:

                     SHARES
      SHARES         VOTED                      BROKER
    VOTED "FOR"     "AGAINST"    ABSTENTIONS  NON-VOTES
    -----------     --------     --------     ----------
     24,528,319     294,223      266,566             --

                  TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
               As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

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        1997 Annual Report  30  American Strategic Income Portfolio III

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                  ELIGIBILITY/PARTICIPATION
               You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

               If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

               Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

                  PLAN ADMINISTRATION
               Beginning no more than 5 business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

               By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive

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        1997 Annual Report  31  American Strategic Income Portfolio III

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               shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

               There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

               IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertified form in your name.

                  TAX INFORMATION
               Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                  PLAN WITHDRAWAL
               If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written

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        1997 Annual Report  32  American Strategic Income Portfolio III

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               instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

               If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

               If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                  PLAN AMENDMENT/TERMINATION
               The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

               Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

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        1997 Annual Report  33  American Strategic Income Portfolio III

GLOSSARY OF TERMS***
-------------------------------------------------------------------------------

BENCHMARK
A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

COMMERCIAL LOANS
Mortgage loan secured by commercial developments such as shopping centers, office buildings and warehouses.

DELINQUENT
When there is failure to make payment on a loan when due, the loan is said to be delinquent.

DISCOUNT
Closed-end fund shares may trade in the market at prices that are equal to, above or below their net asset value (NAV). When investors purchase or sell shares at a price that is below current NAV, the shares are said to be trading at a discount.

REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement is an agreement between a seller of securities (the fund) and a buyer, whereby the fund receives cash and pays interest and agrees to buy back the same securities at an agreed on price at a stated date. Reverse repurchase agreements are considered a form of borrowing.

RISK
All funds that invest in mortgage-related securities are subject to certain risks. Following is a brief summary of some of the primary risks associated with mortgage-related assets. It does not include all risks related to mortgage securities.

Among these risks is PREPAYMENT RISK in which principal payments are prepaid at unexpected rates. Prepayment rates are influenced by changes in interest rates and a variety of other factors. If the fund buys a mortgage loan at a premium, a faster-than-anticipated prepayment rate will reduce the fund's yield and a slower-than-anticipated prepayment rate will increase its yield. If a mortgage loan is purchased at a discount, the opposite will occur. There is also the chance that proceeds from prepaid loans will have to be reinvested in lower-yielding investments (REINVESTMENT RISK).

Like all fixed income investments, the prices of securities in the fund are sensitive to changing interest rates - otherwise known as INTEREST RATE RISK. When rates increase, the value of these securities decreases. Conversely, when rates decline,



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           1997 Annual Report  34  American Strategic Income Portfolio III

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the value of these securities rises. However, mortgage-related assets may benefit less from declining interest rates than other fixed income securities because of prepayment risk.

This particular fund's mortgage loans are subject to real estate risk and credit risk. Since the fund's mortgage loans generally aren't backed by any government guarantee or private credit enhancement, they face more significant CREDIT RISK than other mortgage-related securities. Credit risk is the risk of loss arising from default if the borrower fails to make payments on the loan. This risk may be greater during periods of declining or stagnant real estate values and could also occur following natural disasters such as flood or earthquake, for which a property may be uninsured. Mortgage loans are also subject to REAL ESTATE RISKS including property risk (the risk that the physical condition and value of the property will decline) and the legal risk of holding any mortgage loan.


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          1997 Annual Report   35   American Strategic Income Portfolio III

                           THIS PAGE WAS INTENTIONALLY LEFT BLANK.









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         1997 Annual Report   36   American Strategic Income Portfolio III

DIRECTORS
-------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.

JAYE F. DYER, President, Dyer Management Company

WILLIAM H. ELLIS, President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated

KAROL D. EMMERICH, President, The Paraclete Group

LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.

DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.

GEORGE LATIMER, Chief Executive Officer, National Equity Funds


OFFICERS
-------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board

PAUL A. DOW, President

JOHN G. WENKER, Senior Vice President

RUSS J. KAPPENMAN, Vice President and Assistant Secretary

AMY AYD, Vice President

JULENE R. MELQUIST, Vice President

WILLIAM T. NIMMO, Vice President

ROBERT H. NELSON, Vice President and Treasurer

DANIEL W. SCHROER, Vice President and Assistant Secretary

SUSAN S. MILEY, Secretary


INVESTMENT ADVISER
-------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804


ACCOUNTING AND TRANSFER AGENT
-------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
127 West 10th Street, Kansas City, MO  64105-1716


CUSTODIAN
-------------------------------------------------------------------------------
FIRST TRUST NATIONAL ASSOCIATION
180 East Fifth Street, St. Paul, MN  55101


INDEPENDENT AUDITORS
-------------------------------------------------------------------------------
KPMG PEAT MARWICK LLP
4200 Norwest Center, Minneapolis, MN  55402


LEGAL COUNSEL
-------------------------------------------------------------------------------
DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402

FOR MORE INFORMATION
BY PHONE H [GRAPHIC]

1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 2, then press:

31 American Strategic
   Income Portfolio III

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

ON-LINE [GRAPHIC]

http://www.piperjaffray.com/

[LOGO]


PIPER CAPITAL MANAGEMENT INCORPORATED
222 SOUTH NINTH STREET
MINNEAPOLIS, MN 55402-3804


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       INCLUDING 15% POST-CONSUMER WASTE.


#11530    7/1997    201-97


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